Janus Henderson Small-Mid Cap Value Fund
Schedule of Investments (unaudited)
March 31, 2025

	Shares or Principal Amounts	Value
Common Stocks – 98.9%
Aerospace & Defense – 1.8%
BWX Technologies Inc	15,167	$1,496,225
Banks – 10.4%
Columbia Banking System Inc	50,339	1,255,455
Eastern Bankshares Inc	94,040	1,542,256
Fulton Financial Corp	131,466	2,378,220
OFG Bancorp	46,216	1,849,564
Wintrust Financial Corp	16,658	1,873,359
		8,898,854
Building Products – 2.0%
Carlisle Cos Inc	5,035	1,714,417
Capital Markets – 4.8%
Lazard Inc	44,800	1,939,840
WisdomTree Investments Inc	237,841	2,121,542
		4,061,382
Chemicals – 4.2%
Innospec Inc	16,155	1,530,686
Westlake Chemical Corp	20,706	2,071,221
		3,601,907
Consumer Finance – 2.8%
Ally Financial Inc	65,687	2,395,605
Containers & Packaging – 4.6%
Ball Corp	43,958	2,288,893
Graphic Packaging Holding Co	62,826	1,630,963
		3,919,856
Electric Utilities – 2.8%
Alliant Energy Corp	36,756	2,365,249
Electronic Equipment, Instruments & Components – 7.7%
Arrow Electronics Inc*	11,458	1,189,684
Fabrinet*	6,858	1,354,524
Littelfuse Inc	9,991	1,965,629
Vontier Corp	63,057	2,071,422
		6,581,259
Food & Staples Retailing – 2.7%
Casey's General Stores Inc	5,285	2,293,901
Food Products – 2.1%
Lamb Weston Holdings Inc	33,634	1,792,692
Health Care Equipment & Supplies – 3.3%
Globus Medical Inc*	22,971	1,681,477
Teleflex Inc	8,090	1,117,957
		2,799,434
Household Durables – 1.0%
Toll Brothers Inc	7,981	842,714
Insurance – 5.4%
Axis Capital Holdings Ltd	25,276	2,533,666
Hartford Financial Services Group Inc	17,121	2,118,382
		4,652,048
Life Sciences Tools & Services – 4.0%
Avantor Inc*	118,099	1,914,385
ICON PLC*	8,472	1,482,515
		3,396,900
Machinery – 4.1%
Helios Technologies Inc	55,063	1,766,972
Lincoln Electric Holdings Inc	9,075	1,716,627
		3,483,599
Marine – 2.7%
Kirby Corp*	22,920	2,315,149
Metals & Mining – 1.5%
Commercial Metals Co	28,031	1,289,706
Oil, Gas & Consumable Fuels – 4.8%
HF Sinclair Corp	59,040	1,941,235
Magnolia Oil & Gas Corp	84,315	2,129,797
		4,071,032
Professional Services – 2.6%
Robert Half International Inc	40,284	2,197,492

	Shares or Principal Amounts	Value
Common Stocks – (continued)
Real Estate Management & Development – 1.9%
Cushman & Wakefield PLC*	162,627	$1,662,048
Retail Real Estate Investment Trusts (REITs) – 3.0%
Agree Realty Corp	33,778	2,607,324
Road & Rail – 2.5%
Landstar System Inc	14,195	2,132,089
Semiconductor & Semiconductor Equipment – 1.7%
Teradyne Inc	17,640	1,457,064
Software – 1.8%
Tenable Holdings Inc*	44,771	1,566,090
Specialized Real Estate Investment Trusts (REITs) – 3.6%
Lamar Advertising Co	16,213	1,844,715
PotlatchDeltic Corp	28,206	1,272,655
		3,117,370
Specialty Retail – 7.1%
Academy Sports & Outdoors Inc	36,508	1,665,130
Bath & Body Works Inc	73,121	2,217,029
Boot Barn Holdings Inc*	10,707	1,150,253
Burlington Stores Inc*	4,491	1,070,340
		6,102,752
Textiles, Apparel & Luxury Goods – 2.0%
Steven Madden Ltd	64,191	1,710,048
Total Common Stocks (cost $77,054,890)		84,524,206
Repurchase Agreements – 0.9%
ING Financial Markets LLC, Joint repurchase agreement, 4.3100%, dated 3/31/25, maturing 4/1/25 to be repurchased at $800,096 collateralized by $805,197 in U.S. Treasuries 3.8750% - 4.6250%, 6/15/27 - 12/31/29 with a value of $816,098 (cost $800,000)	$800,000	800,000
Total Investments (total cost $77,854,890) – 99.8%		85,324,206
Cash, Receivables and Other Assets, net of Liabilities – 0.2%		165,107
Net Assets – 100%		$85,489,313

Summary of Investments by Country - (Long Positions) (unaudited)
Country	Value	% of Investment Securities
United States	$83,841,691	98.3%
Ireland	1,482,515	1.7
Total	$85,324,206	100.0%

Notes to Schedule of Investments (unaudited)
LLC	Limited Liability Company
PLC	Public Limited Company

*	Non-income producing security.
The following is a summary of the inputs that were used to value the Fund’s investments in securities and other financial instruments as of March 31, 2025.
Valuation Inputs Summary
	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs
Assets
Investments In Securities:
Common Stocks	$84,524,206	$-	$-
Repurchase Agreements	-	800,000	-
Total Assets	$84,524,206	$800,000	$-

Investment Valuation
Fund holdings are valued in accordance with policies and procedures established by the Adviser pursuant to Rule 2a-5 under the 1940 Act and approved by and subject to the oversight of the Trustees (the “Valuation Procedures”). Equity securities traded on a domestic securities exchange are generally valued at readily available market quotations, which are (i) the official close prices or (ii) last sale prices on the primary market or exchange in which the securities trade. If such price is lacking for the trading period immediately preceding the time of determination, such securities are generally valued at their current bid price. Equity securities that are traded on a foreign exchange are generally valued at the closing prices on such markets. In the event that there is no current trading volume on a particular security in such foreign exchange, the bid price from the primary exchange is generally used to value the security. Foreign securities and currencies are converted to U.S. dollars using the current spot USD dollar exchange rate in effect at the close of the New York Stock Exchange (“NYSE”). The Adviser will determine the market value of individual securities held by it by using prices provided by one or more Adviser-approved professional pricing services or, as needed, by obtaining market quotations from independent broker-dealers. Most debt securities are valued in accordance with the evaluated bid price supplied by the pricing service that is intended to reflect market value. The evaluated bid price supplied by the pricing service is an evaluation that may consider factors such as security prices, yields, maturities and ratings. Certain short-term securities maturing within 60 days or less may be evaluated and valued on an amortized cost basis provided that the amortized cost determined approximates market value. Securities for which market quotations or evaluated prices are not readily available or deemed unreliable are valued at fair value determined in good faith by the Adviser pursuant to the Valuation Procedures. Circumstances in which fair valuation may be utilized include, but are not limited to: (i) a significant event that may affect the securities of a single issuer, such as a merger, bankruptcy, or significant issuer-specific development; (ii) an event that may affect an entire market, such as a natural disaster or significant governmental action; (iii) a nonsignificant event such as a market closing early or not opening, or a security trading halt; and (iv) pricing of a nonvalued security and a restricted or nonpublic security. Special valuation considerations may apply with respect to “odd-lot” fixed-income transactions which, due to their small size, may receive evaluated prices by pricing services which reflect a large block trade and not what actually could be obtained for the odd-lot position. The value of the securities of other mutual funds held by the Fund, if any, will be calculated using the NAV of such mutual funds, and the prospectuses for such mutual funds explain the circumstances under which they use fair valuation and the effects of using fair valuation. The value of the securities of any cash management pooled investment vehicles that operate as money market funds held by the Fund, if any, will be calculated using the NAV of such funds.
Valuation Inputs Summary
FASB ASC 820, Fair Value Measurements and Disclosures (“ASC 820”), defines fair value, establishes a framework for measuring fair value, and expands disclosure requirements regarding fair value measurements. This standard emphasizes that fair value is a market-based measurement that should be determined based on the assumptions that market participants would use in pricing an asset or liability and establishes a hierarchy that prioritizes inputs to valuation techniques used to measure fair value. These inputs are summarized into three broad levels:
Level 1 – Unadjusted quoted prices in active markets the Fund has the ability to access for identical assets or liabilities.
Level 2 – Observable inputs other than unadjusted quoted prices included in Level 1 that are observable for the asset or liability either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.
Assets or liabilities categorized as Level 2 in the hierarchy generally include:  debt securities fair valued in accordance with the evaluated bid or ask prices supplied by a pricing service; securities traded on OTC markets and listed securities for which no sales are reported that are fair valued at the latest bid price (or yield equivalent thereof) obtained from one or more dealers transacting in a market for such securities or by a pricing service approved by the Fund’s Trustees; certain short-term debt securities with maturities of 60 days or less that are fair valued at amortized cost; and equity securities of foreign issuers whose fair value is determined by using systematic fair valuation models provided by independent third parties in order to adjust for stale pricing which may occur between the close of certain foreign exchanges and the close of the NYSE. Other securities that may be categorized as Level 2 in the hierarchy include, but are not limited to, preferred stocks, bank loans, swaps, investments in unregistered investment companies, options, and forward contracts.
Level 3 – Unobservable inputs for the asset or liability to the extent that relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions that a market participant would use in valuing the asset or liability, and that would be based on the best information available.
There have been no significant changes in valuation techniques used in valuing any such positions held by the Fund since the beginning of the fiscal period.

The inputs or methodology used for fair valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of inputs used as of March 31, 2025 to fair value the Fund’s investments in securities and other financial instruments is included in the “Valuation Inputs Summary” in the Notes to Schedule of Investments.

For additional information on the Fund, please refer to the Fund’s most recent semiannual or annual financial statements.
125-35-70295 05-25